EXHIBIT 10.2

                           DIAMOND HOME SERVICES, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank           Bank of America National Trust and
Chicago, Illinois                         Savings Association
                                        Chicago, Illinois
LaSalle National Bank
Chicago, Illinois

Ladies and Gentlemen:

         Reference is hereby made to that certain Credit Agreement dated as of April 20, 1998, as amended by that certain letter agreement dated as of April 23, 1998 and that certain First Amendment dated as of August 13, 1998 (such Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement"), and currently in effect by and among, Diamond Home Services, Inc., a Delaware corporation (the "Borrower"), and you (the "Banks"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

         The Borrower has requested that the Banks (i) modify the interest rate applicable to Loans outstanding under the Credit Agreement, (ii) waive the Borrower's noncompliance with the minimum quarterly earnings covenant contained in the Credit Agreement and (iii) reduce the amount of the Revolving Credit Commitments in the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

1.           AMENDMENT.

         Subject to the  satisfaction  of the conditions  precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended (effective as of November 16, 1998) as follows:

       1.01. The portion of the first sentence up to the term "provided" in the definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement is hereby amended and as so amended shall be restated to read as follows:

  "`Applicable Margin' means, with respect to Loans, Reimbursement Obligations, and the Revolving Credit Commitment fees and letter of credit fees payable under Section 2.1 hereof, from November 16, 1998 through the first Pricing Date the rate per annum specified below:
  Applicable Margin for Base Rate Loans and Reimbursement
  Obligations:                                                   0.75%
  Applicable Margin for Eurodollar Loans                         3.00%
  Applicable Margin for Revolving Credit Commitment fee:         0.375%
  Applicable Margin for letter of credit fee:                    2.00%"

       1.02. The Revolving Credit Commitments shall be reduced from $15,000,000 to $12,000,000 (herein, the "Revolver Reduction"). In accordance with Section
1.13 of the Credit Agreement, the Revolver Reduction shall be allocated ratably among the Banks in proportion to their respective Revolver Percentages.

       1.03. Section 8.9 of the Credit Agreement shall be amended by inserting the following sentence immediately at the end thereof:

                  "Notwithstanding anything in this Section to the contrary, the Borrower shall not make any Acquisition on or any time after November 16, 1998 other than the KanTel Acquisition. For purposes hereof, the "KanTel Acquisition" means the acquisition by the Borrower during the fourth quarter of 1998 of the business and related assets of KanTel, the telephone operations and telemarketing division of HI, Inc. based in Lawrence, Kansas, for approximately $2,700,000."

       1.04. The Revolving Credit Commitment amounts of "$5,000,000", "$5,000,000", and "$5,000,000" appearing on the signature pages of Harris Trust and Savings Bank, LaSalle National Bank and Bank of America Illinois, respectively, at the end of the Credit Agreement shall be amended to state the following new amounts, respectively: "$4,000,000", "$4,000,000", and "$4,000,000".

2.           WAIVER.

         The Borrower is currently not in compliance with Section 8.26(b) of the Credit Agreement by virtue of the Borrower's failure to maintain EBITDA at not less than $4,500,000 for its fiscal quarter ending on or about September 30, 1998. The Borrower has requested that the Banks waive such noncompliance. Accordingly, subject to satisfaction of the conditions precedent set forth in
Section 3 below, and subject as well to the satisfaction of the conditions subsequent set forth below in this Section, the Banks hereby waive (subject to satisfaction of such conditions, but upon such satisfaction, such waiver to be effective as of September 30, 1998) compliance with such Section 8.26(b). Notwithstanding anything in this Amendment to the contrary, the waiver given in this Section is subject to, and its effectiveness is contingent upon, the effectiveness no later than December 31, 1998 of an amendment to the Credit Agreement which is in form and substance mutually acceptable to the Banks and the Borrower and, among other things, modifies the financial covenants contained in Sections 8.22, 8.23, 8.24, 8.25 and 8.26 of the Credit Agreement in a manner mutually satisfactory to the Borrower and the Banks (it being understood that the ability of the Banks to enter into such amendment is subject to their internal credit approvals). If such amendment does not take effect before such date, this waiver shall immediately have no further force and effect, and an Event of Default shall immediately exist under Section 9.1(b) of the Credit Agreement by virtue of the Borrower's noncompliance with such Section 8.26(b). The foregoing does not waive compliance with such Section 8.26(b) unless such conditions have been satisfied and also does not waive compliance with any other terms, conditions and provisions of the Credit Agreement.

3.           AMENDMENT FEE.

             In consideration of the agreements made in this Amendment, the Borrower hereby agrees to pay the Agent for the ratable account of the Banks an Amendment Fee of $225,000. Such fee shall be deemed fully earned and payable upon the effectiveness of this Amendment. $56,250 of this fee shall be due and payable on the earlier of (i) the date of the Borrower's acceptance of this Amendment or (ii) November 18, 1998. The $168,750 balance of the fee shall be due and payable on the earlier of (i) December 31, 1998 or (ii) the effectiveness of the Amendment referred to in Section 2 above. The Borrower's failure to pay this Amendment Fee when due shall constitute an Event of Default.

4.           CONDITIONS PRECEDENT.

         The effectiveness of this Amendment is subject to:

                   (a) The acceptance of this Amendment by the Banks and the Material Subsidiaries in the spaces provided for that purpose below.

                   (b) The payment to the Agent for the ratable account of the Banks of the $56,250 portion of the Amendment Fee referred to above which is due and payable concurrent with the Borrower's acceptance hereof.

Upon the satisfaction of such conditions precedent, (i) this Amendment (except for Section 2 hereof) shall take effect as of November 16, 1998 and (ii) Section 2 hereof shall take effect as of September 30, 1998.

5.           REPRESENTATIONS.

         In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Banks that as of the date upon which this Amendment becomes effective, after giving effect to this Amendment, the Borrower is in full compliance with all of the terms and conditions of the Credit
Agreement, as amended hereby, and no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

6.           MISCELLANEOUS.

       6.01. The Borrower acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Revolving Credit as modified hereby.
The Borrower further acknowledges and agrees that all references in such Collateral Documents to the Revolving Credit shall be deemed a reference to the Revolving Credit as so modified. The Borrower further agrees to execute and deliver any and all instruments or documents as may be required by the Agent or Required Banks to confirm any of the foregoing.

       6.02. Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

       6.03. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

       6.04. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred by the Banks in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and expenses of counsel for the Agent with respect to the foregoing.



         Dated as of November 13, 1998.

                                       DIAMOND HOME SERVICES, INC.



                                       By  /s/ Diamond Home Services, Inc.
                                       Its


         Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                         HARRIS TRUST AND SAVINGS BANK



                         By /s/ Harris Trust and Savings Bank
                         Its      Vice President

                         LASALLE NATIONAL BANK



                         By  /s/ LaSalle National Bank
                         Its

                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                            (successor by merger to Bank of America Illinois)



                         By /s/ Bank of America National Trust
                                  and Savings Association
                         Its




                               GUARANTORS' CONSENT

         The undersigned, the Material Subsidiaries of the Borrower, have heretofore executed and delivered to the Banks a Guaranty and certain other Collateral Documents and hereby consent to this Amendment to the Credit Agreement as set forth above and confirm that their Guaranty and such Collateral Documents and all of the undersigned's obligations thereunder remain in full force and effect. The undersigned further agree that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained.

                    DIAMOND ACQUISITION CORP.


                    By  /s/ Diamond Acquisition Corp.
                    Name
                    Title


                    REEVES SOUTHEASTERN CORPORATION


                    By  /s/ Reeves Southeastern Corporation
                    Name
                    Title



                    FORELINE SECURITY CORPORATION


                    By /s/ Foreline Security Corporation
                    Name
                    Title



                    DIAMOND EXTERIORS, INC.


                    By  /s/ Diamond Exteriors, Inc.
                    Name
                                        Title___________________________________



                    MARQUISE FINANCIAL SERVICES, INC.


                    By  /s/ Marquise Financial Services, Inc.
                    Name
                    Title



                    REEVES SOUTHEASTERN REALTY, INC.


                    By  /s/ Reeves Southeastern Realty, Inc.
                    Name
                    Title